Exhibit 10.3

REINSTATEMENT AND SECOND AMENDMENT TO
AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

THIS REINSTATEMENT AND SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is entered into as of May 10, 2007 (the “Amendment Date”), by and between COLORADO HOTEL HOLDING, LLC, a Delaware limited liability company, CORDILLERA LODGE & SPA, LLC, a Delaware limited liability company, COLORADO HOTEL OPERATOR, INC., a Delaware corporation and CORDILLERA LAND, LLC, a Delaware limited liability company (jointly and collectively, “Seller”), and BEHRINGER HARVARD CORDILLERA, LLC, a Delaware limited liability company, as assignee of CORDILLERA PARTNERS, LLC, a Delaware limited liability company (“Purchaser”). (Seller and Purchaser, together, referred to as the “Parties” and each, individually, as a “Party”).

RECITALS:

A.            Seller and Cordillera Partners, LLC (“CP”) entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of September 25, 2006, as amended by that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions between Seller and CP dated as of January 5, 2007, and as amended by those certain letter agreements for the sole purpose of extending the Due Diligence Period (as assigned, the “Contract”), for the Property described therein.

B.            CP terminated the Contract by notice to Seller dated March 26, 2007.

C.            CP assigned all of rights, title and interest to the Contract to Purchaser pursuant to that certain Assignment of Purchase and Sale Agreement dated May 10, 2007, a copy of which is attached hereto as Exhibit E (the “Contract Assignment”).

D.           Seller and CP and Purchaser desire to reinstate and ratify the Contract and to amend the Contract on the terms set forth herein.

NOW, THEREFORE, in consideration of the Contract, the covenants, premises, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged and incorporated into the agreements set forth below, the Parties agree as follows:

AGREEMENT:

1.             Reinstatement.  The Contract, a true, correct and complete copy of which is attached hereto as Exhibit F, is hereby reinstated, as amended herein, ratified and affirmed, as if the termination described in Recital B of this Amendment had not occurred.

2.             Purchase Price.  The Purchase Price set forth in Section 2 of the Contract is hereby changed from Forty Million and No/100 Dollars ($40,000,000.00) to Thirty Five Million and No/100 Dollars ($35,000,000.00).

3.             Expiration of Diligence Period/Waiver of Objections.  Purchaser hereby agrees that it has completed its review of the Property and hereby waives its right to further object to any matter concerning the title to the Property, the Updated Survey, the Service Contracts, the Leases, the physical condition of the Property or otherwise with respect to the Property pursuant to Section 4(d) of the Contract.  Purchaser agrees that Seller has made all required deliveries and has performed all of Seller’s required obligations under the Contract through the date hereof.  Purchaser agrees that Purchaser’s right to terminate the Contract pursuant to Section 4(d) of the Contract is irrevocably waived, except as set forth herein.   Purchaser hereby waives any right to object to the results of any audit currently being conducted or conducted hereafter in connection with the Property.  Prior to and after the Closing, Seller agrees to reasonably cooperate with Purchaser in connection with any such audit and Purchaser agrees to reimburse Seller for its reasonable out of pocket expenses incurred after the date of this Amendment (the “Audit Expenses”) in providing or making available to Purchaser any reasonably requested documentation within Seller’s possession or control for purposes of Purchaser’s audit of operations at the Property during the period of Seller’s ownership.  At Closing, Seller shall receive a credit in the amount of the Audit Expenses incurred after the date of this Amendment and prior to Closing.  The foregoing obligation shall survive the Closing for a period of three (3) months.

4.             Closing Date.  Notwithstanding any provision of the Contract to the contrary, the Closing shall take place on the date which is the later of: (a) twenty (20) days after the Amendment Deposit (as defined below) is made, or (b) three (3) Business Days after receipt of the Temporary Liquor License (as defined in Section 13 of this Amendment); such date shall be deemed the “Closing Date” under the Contract; provided, however, that Seller shall have the right, in its sole discretion, to extend the Closing Date by no more than three (3) Business Days by notice to Purchaser delivered no later than three (3) days prior to the originally scheduled Closing Date.

5.             Amendment Deposit.

a.                                       The Parties hereby acknowledge that, as of the Amendment Date, CP has deposited the Initial Deposit and the First $50,000.00 Deposit with Escrow Holder, but not the Second $50,000.00 Deposit.  The Parties further acknowledge that the sum of Seventeen Thousand Two Hundred Thirty and No/100 Dollars ($17,230.00) was paid out of the First $50,000.00 Deposit pursuant to Section 2(b) of the Contract.  Accordingly, as of the date hereof, the Escrow Holder holds the remainder of the First $50,000.00 Deposit, which remainder is equal to Thirty-two Thousand Seven Hundred Seventy and No/100 Dollars ($32,770.00) (the “Remainder”), and the Initial Deposit, for a total of Three Hundred Thirty-two Thousand Seven Hundred Seventy Dollars ($332,770.00).  Upon the execution of this Amendment, Purchaser shall have no further rights to draw down upon the Remainder to pay for Diligence Items.

b.                                      Section 2(c) and the first sentence of Section 2(d) of the Contract are hereby deleted in their entirety.  Any reference to the Second $50,000.00 Deposit in the Contract is hereby deleted in its entirety.

c.                                       The first sentence of Section 6(a) of the Contract is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Prior to or simultaneously with Purchaser’s deposit of the Initial Deposit, Purchaser and Sellers shall open an escrow account (the “Escrow”) with Land Title Guarantee Company, 108 South Frontage Road West, Suite 203, Vail, CO 81657 (the “Escrow Holder”) in connection with the deposit of the remainder of the Deposit.”

d.                                      Within three (3) Business Days after the full execution of this Amendment, Purchaser shall deposit with Escrow Holder an additional earnest money deposit of One Million Three Hundred Sixty-Seven Thousand Two Hundred Thirty and No/100 Dollars ($1,367,230.00) (the “Amendment Deposit”), whereupon the entire Deposit shall be non-refundable except in the event that Seller willfully and intentionally fails to consummate the Closing of the transactions contemplated under the Contract, or pursuant to Section 8, Section 9, Section 19 or Section 20 of the Contract.

e.                                       From and after the Amendment Date, the term “Deposit” as used in the Contract shall mean, collectively, the Initial Deposit, the Remainder, and the Amendment Deposit.  Seller and CP acknowledge that in the event that the Deposit is released to the Purchaser pursuant to the terms of the Contract (as amended), it shall be released in full to Behringer Harvard Cordillera, LLC.  CP hereby acknowledges and agrees that it has assigned any and all rights in and to the Deposit to Purchaser.

6.             Investment Committee Approval.  Seller hereby gives Purchaser written notice (the “VEF Committee Approval Notice”) that each stage of Seller’s investment approval process has been completed, and Seller’s investment committee has given its written approval, of the terms of this Amendment, the Contract as amended and this transaction. Notwithstanding any other provision in the Contract or in this Amendment to the contrary, the VEF Committee Approval Notice set forth herein shall be conclusive and final evidence that all stages of the Seller’s investment approval process are complete and that Seller has given its final approval to the transactions contemplated in the Contract and this Amendment and Seller shall not be entitled to terminate the Contract as a result of the investment committee approval process.

7.             Notices.

(a)           Section 23 of the Contract is hereby amended to provide that copies of all notices to Purchaser shall be also sent to the following:

Joe Jernigan
Behringer Harvard Opportunity REIT
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Telephone No.: (469) 341-2384 (direct)

Telephone No. (main): (214) 655-1600
Facsimile No.; (214) 655-1610

William Sumski
c/o Cordillera Partners, LLC
260 Townsend Street, 6th floor
San Francisco, CA  94107-1790
Telephone No.:  (415) 760-5934
Facsimile No.:  (415) 543-4368

Carol Satterfield, Esq.
Powell Coleman & Arnold LLP
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Telephone No.:  (469) 341-2423
Facsimile No.:  (214) 373-8768

8.             Vail Memberships.  Purchaser acknowledges that Seller, with Purchaser’s consent, has purchased fourteen (14) membership agreements for the use of the Cordillera Vail Club in Vail, Colorado by guests of the Lodge and Spa at Cordillera (the “Vail Memberships”) from the Cordillera Property Owners Association.  At Closing: (a) Seller will assign and Purchaser will assume the Vail Memberships pursuant to the Intangible Property Assignment, and (b) Purchaser shall credit Seller at Closing the sum of One Hundred Forty Thousand and No/00 Dollars ($140,000.00) for the cost of Vail Memberships.

9.             Assignment to JV Entity.  Seller hereby acknowledges that CP has assigned all of its right, title and interest (including the rights to the return of the Deposit) in and to the Contract to Purchaser pursuant to the Contract Assignment.

10.           Sales Office and Other Title Matters.  Purchaser acknowledges that Seller, with Purchaser’s consent, has obtained title to the Sales Office pursuant to a certain quitclaim deed dated October 30, 2006 from Kensington Partners, a Colorado general partnership (“KP”), to Cordillera Lodge & Spa, LLC (“CLS”), as grantee, a copy of which quitclaim deed is attached hereto as Exhibit A.  From and after the Amendment Date, “Land” (as such term is defined in the Contract) shall be deemed to include the Sales Office and “Permitted Exceptions” (as such term is defined in the Contract) shall be deemed to include: (a) that certain Agreement Regarding and  Lease of Sales Center dated October 30, 2006 by and between CLS and KP for the Sales Office (the “Sales Office Lease”), as memorialized by that certain Memorandum of Lease Agreement dated October 30, 2006 and recorded December 15, 2006 as Document No. 200634238, a copy of which is attached hereto as Exhibit B (the “Memorandum of Lease”); (b) that certain Letter Agreement as to Easement Restrictions dated March 15, 2007 by and among CLS, Cordillera Land, LLC, Cordillera Partner, LLC and KP (the “Easement Letter”); (c) that certain Termination of Property Use Agreement as to Tennis Courts Area and Amendment to Property Use Agreement dated May 26, 2006 by and among Eagle Golf, LLC, Galena Partners, KP, Colorado Hotel Operator, Inc., Fandango Cordillera, L.L.C. and Cordillera Land, LLC (the “Tennis Court Agreement”); and (d) any agreement set forth on Exhibit C attached hereto (items (a)

through (d), collectively, the “Additional Title Items”).  Purchaser acknowledges and agrees that Seller entered into the Additional Title Items with Purchaser’s full knowledge and consent, and that Purchaser reviewed the Additional Title Items and approved the same prior to their execution and delivery and/or recording by Seller.  Seller agrees that its rights under the Sales Office Lease shall be transferred to Purchaser as a Tenant Lease at the Closing by an assignment in the form of Exhibit M to the Contract.

11.           Purchase Price Allocation.  Notwithstanding the provisions of Section 5(f) of the Contract, the Purchase Price shall be allocated in the manner set forth on Exhibit D attached hereto or in such other manner as Seller and Purchaser shall jointly agree.

12.           Estoppel Certificates.  From and after the Amendment Date, Seller agrees to reasonably cooperate, at no cost to Seller, with Purchaser’s efforts to obtain updates to the Grouse Estoppel, the Manager Estoppel and the Manager Consent and assist in updating those items described in Section 4(k) of the Contract; provided, however, that in no event shall the delivery or execution of such estoppels, consents or updates be conditions to Purchaser’s obligations to close the transactions contemplated under the Contract.

13.           Liquor License.     Purchaser shall file on or before May 21, 2007, completed applications pursuant to which Purchaser may obtain an interim temporary liquor license to enable Purchaser to sell alcoholic beverages at the places at the Property where such beverages are currently sold (the “Temporary Liquor License”), and shall diligently prosecute the same until obtained.  No later than two (2) business days prior to May 21, 2007, Seller shall promptly provide Purchaser with executed copies of an Affidavit of Transfer and Statement of Compliance for each of The Lodge and Spa at Cordillera and the Cordillera Mountain Club, in form and substance reasonably acceptable to Seller, in order for Purchaser to file the foregoing application.  If Seller fails to provide such documentation and Manager fails to provide the Manager Consent by such date, then the May 21, 2007 filing deadline shall be extended for each day thereafter that Seller or Manager fails to deliver such documentation.

14.           Ratification of Contract. All terms and provisions of the Contract not specifically modified or amended by this Amendment shall remain in full force and effect, and the Contract, as expressly modified herein, is hereby ratified, confirmed and approved in all respects.

15.           Miscellaneous.     The following provisions shall apply with respect to this
Amendment:

a.                                       Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

b.                                      In the event of any conflict between the Contract and this Amendment. the terms and conditions of this Amendment shall control.

c.                                       This Amendment may be executed in counterparts. each of which (or any combination of which) when signed by all of the parties shall be deemed an original. but all of which when taken together shall constitute one agreement. Executed copies hereof may be delivered by telecopier and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

[Signatures on following page(s)]

NOW, THEREFORE, the Parties hereto have executed this Amendment as of the date first set forth above.

PURCHASER:

BEHRINGER HARVARD CORDILLERA, LLC,
a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President

SELLERS:

COLORADO HOTEL HOLDING, LLC,
a Delaware limited liability company

By:	Pharos Cordillera, LLC,
a Delaware limited liability company

	By:	Pharos Group, LLC,
a Delaware limited liability company

		By:	/s/ Harry Rosenthal
Harry Rosenthal
President

[Signatures continued next page]

SELLERS CONTINUED:

CORDILLERA LODGE & SPA, LLC,
a Delaware limited liability company

By:	Colorado Hotel Holding, LLC,
a Delaware limited liability company

	By:	Pharos Cordillera, LLC,
a Delaware limited liability company

		By:	Pharos Group, LLC,
a Delaware limited liability company

			By:	/s/ Harry Rosenthal
Harry Rosenthal
President

COLORADO HOTEL OPERATOR, INC.,
a Delaware corporation

By:	Colorado Hotel Holding, LLC,
a Delaware limited liability company

	By:	Pharos Cordillera, LLC,
a Delaware limited liability company

		By:	Pharos Group, LLC,
a Delaware limited liability company

			By:	/s/ Harry Rosenthal
Harry Rosenthal
President

[Signatures continued next page]

SELLERS CONTINUED:

CORDILLERA LAND, LLC,
a Delaware limited liability company

By:	Colorado Hotel Holding, LLC,
a Delaware limited liability company

	By:	Pharos Cordillera, LLC,
a Delaware limited liability company

		By:	Pharos Group, LLC,
a Delaware limited liability company

			By:	/s/ Harry Rosenthal
Harry Rosenthal
President

ACKNOWLEDGED AND AGREED TO:

PHAROS GROUP, LLC,
a Delaware limited liability company

By:	/s/ Harry Rosenthal
Harry Rosenthal
President

CORDILLERA PARTNERS LLC,
a Delaware limited liability company

By:	/s/ Jefford S. Nelsen
Jefford S. Nelsen
Member

EXHIBIT A

Quitclaim Deed re Sales Office

[See Attached]

EXHIBIT B

Memorandum of Lease

[See Attached]

EXHIBIT C

Other Agreements Affecting Title

•      Letter Agreement as to Easement Restrictions dated March 15, 2007

[See Attached]

EXHIBIT D

Allocation of Purchase Price

[to be attached]

EXHIBIT E

Assignment of Agreement of Purchase and Sale and Joint Escrow Instructions

[See Attached]

EXHIBIT F

Agreement of Purchase and Sale and Joint Escrow Instructions

[See Attached]